CAVANAL HILL FUNDS

Supplement dated August 1, 2014
to the
Cavanal Hill Funds’ Prospectus
dated December 31, 2013

This Supplement provides clarifying information regarding the Cavanal Hill Fund Auto Invest Plan and supersedes any information to the contrary in the Cavanal Hill Funds’ Prospectus dated December 31, 2013 (“Prospectus”).

Effective immediately, the following information replaces information contained in the Cavanal Hill Funds’ Prospectus.

The note identified with an “*” under the initial and additional purchase requirements table in the “Your Account” section on page 39 shall be replaced with the following:

*	In certain circumstances approved by the Funds’ Board of Trustees, these minimums may be waived or lowered at the Fund’s discretion. With the exception of the Institutional Share Class, Shares offer an Auto Invest Plan, for which the minimum initial investment is $100 and the minimum for subsequent investments is $50. Please refer to the section titled “Additional Investor Services.”

All other information contained in the Prospectus remains unchanged.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.